Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Media:	Kristen Cardillo (858) 617-2317 kristen.cardillo@carefusion.com	Investors:	Jim Mazzola (858) 617-1203 jim.mazzola@carefusion.com

CAREFUSION FILES FISCAL 2012 FORM 10-K

SAN DIEGO, Jan. 31, 2013 – CareFusion Corporation (NYSE: CFN) today announced that it has filed its annual report on Form 10-K for the fiscal year ended June 30, 2012. The company had delayed the filing to correct its accounting for sales-type leases in its Pyxis® medication and supply dispensing product lines.

The accounting correction resulted in immaterial revisions to CareFusion’s preliminary fourth quarter and full-year fiscal 2012 financial results, its financial statements for fiscal years ended June 30, 2010 and 2011, and selected financial data for the fiscal years ended June 30, 2008 through 2011. Although the effect of these revisions was not material to these financial statements, the cumulative impact would have been material in the fiscal year ended June 30, 2012, which is why the company made the revisions. These corrections are considered a restatement under generally accepted accounting principles.

“This accounting matter did not materially affect our financial results and, importantly, has no effect on the cash flows we receive under our lease arrangements,” said James F. Hinrichs, chief financial officer. “We are pleased to have this work completed and remain on track to become current in our Form 10-Q filings by our next deadline on Feb. 11.”

The company intends to report its first and second quarter fiscal 2013 results on Feb. 7.

Revised financial results

Revisions to the company’s preliminary fourth quarter and full-year fiscal 2012 results reflect both the impact of the accounting modification on sales-type leases and other accounting items recorded in the fourth quarter because it was considered an open accounting period until CareFusion filed its Form 10-K. This included a $7 million increase in recall reserves related to a previously disclosed product recall.

For the three months ended June 30, 2012, revenue was $961 million; operating income was $155 million, or $162 million on an adjusted basis excluding nonrecurring items; and adjusted operating income was 16.9 percent of revenue. Operating expenses during the quarter totaled $320 million, and adjusted operating expenses were $313 million. Income from continuing operations was $91 million, or $0.41 per diluted share. Adjusted income from continuing operations during the quarter was $98 million, or $0.44 per diluted share.

For the fiscal year ended June 30, 2012, revenue was $3.6 billion; operating income was $574 million, or $611 million on an adjusted basis excluding nonrecurring items; and adjusted operating income was 17 percent of revenue. Operating expenses during the year were $1.2 billion on both a reported and an adjusted basis. Income from continuing operations was $361 million, or $1.60 per diluted share. Adjusted income from continuing operations during the year was $390 million, or $1.72 per diluted share.

Conference call

CareFusion plans to release first and second quarter fiscal 2013 results on Thursday, Feb. 7, following the close of trading on the New York Stock Exchange.

The company will host a conference call on Feb. 7 at 2 p.m. PST (5 p.m. EST) to discuss the results for its first quarter fiscal 2013, ended on Sept. 30, 2012, and second quarter fiscal 2013, ended on Dec. 31, 2012. To access the call, visit the Investors page at www.carefusion.com/. Log on at least 15 minutes before the call begins to register and download or install any necessary audio software.

Investors and other interested parties may also access the call by dialing (800) 706-7748 within the U.S. or (617) 614-3473 from outside the U.S., and use the access code 86859607. A replay of the conference call will be available from 4 p.m. PST (7 p.m. EST) on Feb. 7 through 8:59 p.m. PST on Feb.14 and can be accessed by dialing (888) 286-8010 in the U.S. or (617) 801-6888 from outside the U.S. and using the access code 52148625.

About CareFusion Corporation

CareFusion (NYSE: CFN) is a global corporation serving the health care industry with products and services that help hospitals measurably improve the safety and quality of care. The company develops market-leading technologies including Alaris® infusion pumps, Pyxis® automated dispensing and patient identification systems, AVEA®, AirLife™ and LTV® series ventilation and respiratory products, ChloraPrep® products, MedMined® services for data mining surveillance, V. Mueller® surgical instruments, and an extensive line of products that support interventional medicine. CareFusion employs more than 15,000 people across its global operations. More information may be found at www.carefusion.com.

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Use of Non-GAAP Financial Measures by CareFusion Corporation

This CareFusion news release and the information contained herein present non-GAAP financial measures that exclude certain amounts, as follows: “adjusted operating expenses,” “adjusted operating income,” and “adjusted segment profit,” which exclude nonrecurring items primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges; and “adjusted income from continuing operations” and “adjusted diluted earnings per share from continuing operations,” and “adjusted effective tax rate,” which exclude nonrecurring items primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring tax items. The most directly comparable GAAP financial measures for these non-GAAP financial measures are operating expenses, operating income, segment profit, income from continuing operations, diluted earnings per share from continuing operations, and effective tax rate. The company has included below unaudited adjusted financial information for the quarter ended June 30, 2012, and the fiscal years ended June 30, 2010, 2011 and 2012, including a reconciliation of GAAP to non-GAAP financial measures.

The company’s management uses these non-GAAP financial measures to evaluate the company’s performance and provides them to investors as a supplement to the company’s reported results, as they believe this information provides additional insight into the company’s operating performance by disregarding certain non-recurring items. These non-GAAP financial measures should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. While the types of items and charges excluded from the company’s non-GAAP financial measures may occur in the future, the company’s management believes that they are not reflective of the day-to-day offering of its products and services and relate more to strategic, multi-year corporate actions, without predictable trends, or discrete and unusual or infrequent transactions that are not indicative of future operations or business trends.

Cautions Concerning Forward-looking Statements

The CareFusion news release and the information contained herein present “forward-looking statements” addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments, including statements regarding the modified application of lease accounting principles to the company’s sales-type leases; and the timing for filing the company’s Form 10-Q for the quarter ended Sept. 30 and Form 10-Q for the quarter ended Dec. 31. CareFusion intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that additional information may arise during the course of the company’s lease accounting review that may require the company to make additional adjustments; the time and effort required to complete the company’s analysis and the review by the company’s independent auditors; and the time and effort required to prepare and file its periodic reports with the SEC, as well as other risks described more fully in Item 1A in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, which are expressly incorporated herein by reference, and other factors as may periodically be described in the company’s filings with the SEC. The CareFusion news release and the information contained herein reflect management’s views as of Jan. 31, 2013. Except to the limited extent required by applicable law, CareFusion undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CAREFUSION CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Quarter Ended June 30,		Fiscal Year Ended June 30,
	2012		2012
(in millions, except per share amounts)	Preliminary[1]	As Reported[2]	Preliminary[1]	As Reported[2]
Revenue	$968	$961	$3,601	$3,598
Cost of Products Sold	479	486	1,788	1,794

Gross Margin	489	475	1,813	1,804
Selling, General and Administrative Expenses	260	267	1,026	1,033
Research and Development Expenses	46	46	164	164
Restructuring and Acquisition Integration Charges	7	7	33	33
Gain on the Sale of Assets	—	—	—	—

Operating Income	176	155	590	574
Interest Expense and Other, Net	23	24	86	87

Income Before Income Tax	153	131	504	487
Provision for Income Tax	46	40	131	126

Income from Continuing Operations	107	91	373	361
Discontinued Operations:
Loss from the Disposal of Discontinued Businesses, Net of Tax	(5)	(4)	(78)	(78)
Income from the Operations of Discontinued Businesses, Net of Tax	8	9	8	10

Income (Loss) from Discontinued Operations, Net of Tax	3	5	(70)	(68)
Net Income	$110	$96	$303	$293

Per Share Amounts:[3]
Basic Earnings (Loss) per Common Share:
Continuing Operations	$0.48	$0.41	$1.67	$1.62
Discontinued Operations	$0.02	$0.02	$(0.32)	$(0.31)
Basic Earnings per Common Share	$0.50	$0.43	$1.35	$1.31
Diluted Earnings (Loss) per Common Share:
Continuing Operations	$0.48	$0.41	$1.65	$1.60
Discontinued Operations	$0.02	$0.02	$(0.31)	$(0.30)
Diluted Earnings per Common Share	$0.49	$0.43	$1.34	$1.30
Weighted-Average Number of Common Shares Outstanding:
Basic	221.7	221.7	223.7	223.7
Diluted	224.2	224.2	226.0	226.0
Adjusted Financial Measures:[4,5]
Operating Expenses	$306	$313	$1,186	$1,193
Operating Income	$183	$162	$627	$611
Income from Continuing Operations	$114	$98	$402	$390
Diluted EPS from Continuing Operations	$0.51	$0.44	$1.78	$1.72
Effective Tax Rate	28.7%	28.4%	25.7%	25.6%

[1]	Preliminary financial results provided on August 9, 2012 and included on our Form 8-K filed on that same date.
[2]	Financial results included within the fiscal 2012 Form 10-K filed on January 31, 2013.
[3]	Earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
[4]

Adjusted financial measures are non-GAAP measures that exclude certain nonrecurring items, as discussed above under Use of Non-GAAP Financial Measures. These measures are reconciled to comparable GAAP measures in the Reconciliation of Non-GAAP Financial Measures included on the pages that follow.

[5]

Through June 30, 2012, the Company included the impact of acquisition related intangible amortization expense within its Adjusted Financial Measures. The Adjusted Financial Measures within this table and the tables that follow include the impact of acquisition related intangible asset amortization expense, which conforms to the presentation under which these periods were originally reported.

CAREFUSION CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	Fiscal Years Ended June 30,
	2011		2010
(in millions, except per share amounts)	As Reported[1]	As Restated[2]	As Reported[1]	As Restated[2]
Revenue	$3,432	$3,440	$3,376	$3,377
Cost of Products Sold	1,671	1,672	1,685	1,686

Gross Margin	1,761	1,768	1,691	1,691
Selling, General and Administrative Expenses	1,067	1,067	1,090	1,090
Research and Development Expenses	146	146	148	148
Restructuring and Acquisition Integration Charges	64	64	15	15
Gain on the Sale of Assets	(13)	(13)	(12)	(12)

Operating Income	497	504	450	450
Interest Expense and Other, Net	79	79	105	105

Income Before Income Tax	418	425	345	345
Provision for Income Tax	124	126	184	184

Income from Continuing Operations	294	299	161	161
Discontinued Operations:
Loss from the Disposal of Discontinued Businesses, Net of Tax	(45)	(45)	(8)	(8)
Income (Loss) from the Operations of Discontinued Businesses, Net of Tax	(5)	(5)	41	41

Income (Loss) from Discontinued Operations, Net of Tax	(50)	(50)	33	33
Net Income	$244	$249	$194	$194

Per Share Amounts:[3]
Basic Earnings (Loss) per Common Share:
Continuing Operations	$1.32	$1.34	$0.73	$0.73
Discontinued Operations	$(0.23)	$(0.23)	$0.15	$0.15
Basic Earnings per Common Share	$1.09	$1.11	$0.88	$0.88
Diluted Earnings (Loss) per Common Share:
Continuing Operations	$1.30	$1.32	$0.72	$0.72
Discontinued Operations	$(0.22)	$(0.22)	$0.15	$0.15
Diluted Earnings per Common Share	$1.08	$1.10	$0.87	$0.87
Weighted-Average Number of Common Shares Outstanding:
Basic	222.8	222.8	221.5	221.5
Diluted	225.1	225.1	223.0	223.0
Adjusted Financial Measures:[4,5]
Operating Expenses	$1,158	$1,158	$1,175	$1,175
Operating Income	$603	$610	$516	$516
Income from Continuing Operations	$374	$379	$304	$304
Diluted EPS from Continuing Operations	$1.66	$1.68	$1.36	$1.36
Effective Tax Rate	28.7%	28.7%	29.8%	29.8%

[1]	Financial results as previously reported in filings with the SEC and included in our Form 8-K filed on August 9, 2012.
[2]	Financial results included within the fiscal 2012 Form 10-K filed on January 31, 2013.
[3]	Earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.
[4]

Adjusted financial measures are non-GAAP measures that exclude certain nonrecurring items, as discussed above under Use of Non-GAAP Financial Measures. These measures are reconciled to comparable GAAP measures in the Reconciliation of Non-GAAP Financial Measures included on the pages that follow.

[5]

Through June 30, 2012, the Company included the impact of acquisition related intangible amortization expense within its Adjusted Financial Measures. The Adjusted Financial Measures within this table and the tables that follow include the impact of acquisition related intangible asset amortization expense, which conforms to the presentation under which these periods were originally reported.

CAREFUSION CORPORATION

SEGMENT AND SELECT BUSINESS LINE REVENUES

(UNAUDITED)

	Quarter Ended June 30,		Fiscal Year Ended June 30,		Fiscal Year Ended June 30,		Fiscal Year Ended June 30,
	2012		2012		2011		2010
(in millions)	Preliminary[1]	As Reported[2]	Preliminary[1]	As Reported[2]	As Reported[3]	As Restated[2]	As Reported[3]	As Restated[2]
Medical Systems
Dispensing Technologies	$285	$278	$1,041	$1,038	$902	$910	$867	$868
Infusion Systems	266	266	955	955	889	889	840	840
Respiratory Technologies	88	88	295	295	267	267	338	338
Other	7	7	26	26	24	24	25	25

Total Medical Systems	$646	$639	$2,317	$2,314	$2,082	$2,090	$2,070	$2,071
Procedural Solutions[4]
Infection Prevention	$145	$145	$576	$576	$568	$568	$463	$463
Medical Specialties	80	80	317	317	322	322	310	310
Specialty Disposables	65	65	266	266	304	304	300	300
Other	32	32	125	125	156	156	233	233

Total Procedural Solutions	$322	$322	$1,284	$1,284	$1,350	$1,350	$1,306	$1,306
Total CareFusion	$968	$961	$3,601	$3,598	$3,432	$3,440	$3,376	$3,377

[1]	Preliminary financial results provided on August 9, 2012 and included in our Form 8-K filed on that same date.
[2]	Financial results included within the fiscal 2012 Form 10-K filed on January 31, 2013.
[3]	Financial results as previously reported in filings with the SEC and included in our Form 8-K filed on August 9, 2012.
[4]	Reflects the impact of businesses reclassified to discontinued operations.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(UNAUDITED)

Adjusted Financial Data:

	Segment Profit					Income from Continuing Operations	Diluted EPS from Continuing Operations[8]
(in millions, except per share amounts)	Medical Systems	Procedural Solutions	SG&A Expenses	Operating Expenses[7]	Operating Income
Quarter Ended June 30, 2012
GAAP, As Reported[1]	$127	$28	$267	$320	$155	$91	$0.41
Restructuring and Acquisition Integration[2]	3	4	—	(7)	7	7	0.03

Adjusted	$130	$32	$267	$313	$162	$98	$0.44
Fiscal Year Ended June 30, 2012
GAAP, As Reported[1]	$465	$109	$1,033	$1,230	$574	$361	$1.60
Restructuring and Acquisition Integration[2]	18	15	—	(33)	33	33	0.16
Spinoff[3]	3	1	(4)	(4)	4	4	0.02
Income Tax Items[4]	—	—	—	—	—	(8)	(0.04)

Adjusted	$486	$125	$1,029	$1,193	$611	$390	$1.72
Fiscal Year Ended June 30, 2011
GAAP, As Restated[1]	$382	$109	$1,067	$1,277	$504	$299	$1.32
Restructuring and Acquisition Integration[2]	34	30	—	(64)	64	64	0.29
Spinoff[3]	31	24	(55)	(55)	55	55	0.25
Income Tax Items[4]	—	—	—	—	—	(26)	(0.12)
Gain on the Sale of Assets[5]	—	—	—	—	(13)	(13)	(0.06)

Adjusted	$447	$163	$1012	$1,158	$610	$379	$1.68
Fiscal Year Ended June 30, 2010
GAAP, As Restated[1]	$348	$90	$1,090	$1,253	$450	$161	$0.72
Restructuring and Acquisition Integration[2]	5	10	—	(15)	15	15	0.07
Spinoff[3]	35	28	(63)	(63)	63	63	0.28
Income Tax Items[4]	—	—	—	—	—	55	0.25
Interest Expense and Other, Net	—	—	—	—	—	22	0.10
Gain on the Sale of Assets[6]	—	—	—	—	(12)	(12)	(0.05)

Adjusted	$388	$128	$1,027	$1,175	$516	$304	$1.36

[1]	Financial results included within the fiscal 2012 Form 10-K filed on January 31, 2013.
[2]

Restructuring and acquisition integration charges primarily relate to nonrecurring expenses associated with closing and consolidating facilities, as well as rationalizing headcount, and aligning operations.

[3]	Spinoff charges primarily relate to nonrecurring incremental expenses associated with our spinoff from Cardinal Health, Inc.
[4]

Income tax items primarily relate to the tax impact of nonrecurring restructuring and acquisition integration and spinoff charges, as well as nonrecurring discrete benefits or charges associated with the spinoff.

[5]

The $13 million net gain on the sale of assets relates primarily to the sale of our OnSite Services business ($15 million gain), offset by a post closing adjustment related to the sale of our Research Services business ($2 million loss).

[6]	The $12 million net gain on the sale of assets relates primarily to the sale of our Research Services business.
[7]	Operating expenses consist of selling, general and administrative, research and development, and restructuring and acquisition integration expenses.
[8]	Earnings per share calculations are performed separately for each component presented. Therefore, the sum of the per share components from the table may not equal the per share amounts presented.

CAREFUSION CORPORATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(UNAUDITED)

Adjusted Effective Tax Rate:

(in millions)	GAAP As Reported[1]	Nonrecurring Items[2]	Adjusted[3]
Quarter Ended June 30, 2012
Income Before Income Tax	$131	$7	$138
Provision for Income Tax	$40	$—	$40
Effective Tax Rate[4]	30.0%	2.2%	28.4%
Fiscal Year Ended June 30, 2012
Income Before Income Tax	$487	$37	$524
Provision for Income Tax	$126	$8	$134
Effective Tax Rate[4]	25.9%	22.0%	25.6%

	GAAP As Restated[1]	Nonrecurring Items[2]	Adjusted[3]
Fiscal Year Ended June 30, 2011
Income Before Income Tax	$425	$106	$531
Provision for Income Tax	$126	$26	$152
Effective Tax Rate[4]	29.9%	24.3%	28.7%
Fiscal Year Ended June 30, 2010
Income Before Income Tax	$345	$88	$433
Provision for Income Tax	$184	$(55)	$129
Effective Tax Rate[4]	53.3%	(63.1)%	29.8%

[1]	Financial results included within the fiscal 2012 Form 10-K filed on January 31, 2013.
[2]	Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring income tax items.
[3]	Adjusted financial information reflects GAAP results adjusted on a non-GAAP basis to exclude nonrecurring items noted.
[4]	Effective Tax Rate calculations are performed based on whole dollar amounts, and therefore may not equal the calculations based on amounts rounded in millions presented in the table above.